UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): June 26, 2014

Virtus Oil & Gas Corp.

(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Nevada	000-54526	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 806-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, references to “the Company,” “Virtus,” “we,” “us,” and “our” refer to VIRTUS OIL & GAS CORP.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements including statements regarding our expectations of our future operations. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "estimate," or "continue" or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control. These factors include, but are not limited to, economic conditions generally and in the industries in which we may participate and competition within our chosen industry. In light of these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to publicly announce revisions we make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this report. All written and oral forward-looking statements made subsequent to the date of this report and attributable to us or persons acting on our behalf are expressly qualified in their entirety by this section.

Item 5.01       Changes In Control Of Registrant.

On June 20, 2014, Daniel M. Ferris (“Ferris”) and Rupert Ireland (“Ireland”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), which provided for the sale by Ferris to Ireland of 28,000,000 shares of Common Stock, $0.001 par value (“Common Stock”), of the Company (the “Shares”) for a purchase price of $2,000,000. The transfer of the Shares to Ireland was effective on June 26, 2014. Upon his acquisition of the Shares, Ireland became the holder of a majority (approximately 57.4%) of the outstanding shares of Common Stock of the Company, which is sufficient ownership to give him the power to elect all of the members of our Board of Directors. Ferris owned no shares of Common Stock immediately after giving effect to the sale of the Shares to Ireland.

Ireland paid an aggregate $2,000,000 in consideration for the Shares purchased under the terms of the Purchase Agreement, with $180,000 being paid at closing and the remainder being paid by Ireland issuing a promissory note in the original principal amount of $1,820,000. The promissory note bears interest at a per annum rate of 5.0%, is due and payable in full on June 26, 2016, and may be prepaid at Ireland’s discretion at any time prior to maturity.

Prior to the transactions contemplated by the Purchase Agreement, Ferris was the sole director of the Company, and Ireland was the President, Chief Executive Officer, Secretary and Treasurer of the Company. In connection with the Purchase Agreement, Ferris agreed to resign from his position as the sole director of the Company and to appoint Ireland as the sole director of the Company to fill the vacancy created by Ferris’ departure. The Company is filing an Information Statement on Schedule 14f-1 (“Information Statement”) with the Commission, disclosing the anticipated change in the composition of the Board of Directors as a result of the sale of a controlling interest in the Company by Ferris to Ireland, and is mailing the Information Statement to its shareholders of record on June 26, 2014, after the Information Statement is filed. Ferris tendered his resignation on June 26, 2014, but his resignation and the appointment of Ireland will not be effective until the 10th day after the date on which the Information Statement is filed with the Securities and Exchange Commission (the “SEC”) and transmitted to our stockholders of record. Accordingly, we anticipate the change in directors to be effective on or about July 10, 2014. Upon his appointment, Ireland will serve as a director until the next annual meeting of the stockholders and the election and qualification of his successors, or his earlier resignation or removal.

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The following table sets forth certain information concerning the number of shares of Common Stock owned on June 26, 2014, after giving effect to the sale of the Shares pursuant to the Purchase Agreement by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) the officers and directors as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by such person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Directors And Executive Officers After Closing
Daniel M. Ferris Sole Director	0	0%
Rupert Ireland Chief Executive Officer, President, Secretary and Treasurer	28,000,000	57.4%
All directors and officers as a group	28,000,000	57.4%
5% Stockholders
Rupert Ireland 1515 7th Street, Suite 59 Santa Monica, CA 90401	28,000,000	57.4%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s stock. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on there being 48,800,000 shares of Common Stock issued and outstanding on June 26, 2014.

Except as otherwise described above, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to the election of directors or other matters. We are not aware of any other arrangement that might result in a change in control in the future.

Prior to the change of control, the Company was a “shell company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).  As required by Item 5.01(a)(8) of Form 8-K, the Company is providing the additional information that would be required if it were filing a registration statement on Form 10 under the Exchange Act as a smaller reporting company. See “Form 10 Disclosure” below.

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Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Purchase Agreement, Ferris agreed to resign from his position as the sole director of the Company and to appoint Ireland as the sole director of the Company to fill the vacancy created by Ferris’ departure. The Company is filing and distributing the Information Statement in order to disclose the anticipated change in the composition of the Board of Directors as a result of the sale of a controlling interest in the Company by Ferris to Ireland. Although Ferris delivered a letter of resignation on June 26, 2014, his resignation and the appointment of Ireland as his successor was made effective 10 days after the date the Information Statement was filed with the SEC and transmitted to our stockholders. Accordingly, we anticipate his resignation, and the appointment of Ireland as the sole director of the Company, to be effective on or about July 10, 2014. Ferris’ resignation was in connection with the transactions contemplated by the Purchase Agreement, and was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Biographical Information

Daniel M. Ferris, age 32, has been the sole director of the Company since July 17, 2012. Ferris previously served as the Chief Executive Officer, President, Secretary and Treasurer of the Company from July 6, 2012 until his resignation on May 13, 2014. From March 29, 2011 until December 19, 2013, Ferris was the sole director and executive officer of Lone Star Gold, Inc., a Nevada corporation (OTCBB: LSTG), an exploration stage company in the business of gold and mineral exploration, acquisition and development. Ferris began his career in public relations as a senior publicist. Ferris began his own public relations and corporate strategy firm until January 2009, when he dissolved the firm to assist fund managers with raising funds for a mining project.  Ferris has also served as a consultant for various multi-national companies until 2012.

The names of the persons who will become directors upon the consummation of the transactions contemplated by the Purchase Agreement, including the business experience of such persons, are set forth below:

Name	Age	Positions Held
Rupert Ireland	36	Chief Executive Officer, President, Secretary and Treasurer

Ireland will be elected as a director of the Company 10 days after the mailing of this Information Statement to our stockholders. Ireland has been the Chief Executive Officer, President, Secretary and Treasurer of the Company since May 13, 2014. Ireland previously served as the Head of Trading at CARAX, a brokerage firm that focuses on high volume execution in cash equities and derivatives trading.  Ireland was a sales trader from 2010 to 2014 in the international offices of CARAX. From 2009 to 2010, Ireland was a sales trader at the brokerage firm, OCM Capital Markets. Ireland began his career in the financial services industry in 2003 by working in the marketing and public relations department of City Index, a brokerage firm that offers online financial spread betting, foreign exchange and Contract for Difference (CFD) trading. Ireland later joined the equities trading desk of City Index, where he traded oil and gas futures and CFDs.  Ireland received his bachelor’s degree in business from the University of Newcastle.

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To the best of our knowledge, none of our existing or incoming directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past 10 years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws (except where not subsequently dismissed without sanction or settlement), or from engaging in any type of business practice, or a finding of any violation of federal or state securities laws. To the best of our knowledge and except as set forth below, no petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our directors or officers, or any partnership in which any of our directors or officers was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of our directors or officers was an executive officer at or within two years before the time of such filing. None of our existing or incoming directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to Item 401 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

Except as disclosed above, Ireland is not an officer or director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended. There are no family relationships among any of our existing or incoming officers and directors.

Compensation of Officers and Directors

On May 13, 2014, the Company entered into an Employment Agreement with Ireland regarding his appointment as President and Chief Executive Officer of the Company. Pursuant to his Employment Agreement, Ireland will be paid a base salary of $120,000 per year and a signing bonus of $5,000. Ireland will also be entitled to receive up to 3,000,000 shares of Common Stock to be issued in increments of 1,000,000 shares on May 13 in 2015, 2016 and 2017. The Employment Agreement has an initial term of three years and will automatically renew for successive one-year periods until earlier terminated. The Employment Agreement may be terminated (i) at any time by the Company for “cause,” (ii) upon no less than 60 days’ written notice by either party for any reason, or (iii) upon no less than 30 days’ written notice by either party at the end of the original 3-year term or any renewal term. The Employment Agreement also terminates immediately upon Mr. Ireland’s death or disability. If Ireland’s employment is terminated for “cause” by the Company, or if he voluntarily resigns, then he will forfeit any shares of Common Stock that have not yet been issued as of the date of termination or resignation. If Ireland’s employment is terminated for any other reason, he will be entitled to receive the full 3,000,000 shares of Common Stock. The Employment Agreement defines “cause” as the willful and continued failure by Ireland to perform his duties, the conviction of a felony, or any other material conduct that is contrary to the best interests of the Company or adversely affects the reputation of the Company.

We currently have no formal plan for compensating our directors for their services in their capacity as directors. Ferris, our sole director, is not compensated for his role as a director. A summary of his compensation previously received as Chief Executive Officer is set forth in Part III, Item 11, “Executive Compensation” of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2013, filed on March 11, 2014 (the “Annual Report”), which is incorporated herein by this reference.

Other than the Employment Agreements between the Company and each of Ireland and Ferris, neither Ireland nor Ferris, nor any other officer or director, nor any of their respective family members, entered into any transactions with the Company or any of its related persons since November 30, 2011, except as follows:

•	The founder and original principal executive officer of the Company, Soenke Timm (“Timm”), loaned money to the Company from time to time to fund operations until he sold his controlling interest in the Company to Ferris on July 5, 2012. Timm advanced the following unsecured demand loans, bearing interest at 10%, to fund operations: on April 8, 2011, the Company received a loan of $4,800; on September 30, 2010, the Company received a loan of $15,000; on September 15, 2010, the Company received a loan of $553; on August 11, 2010, the Company received a loan of $11,000; and on June 28, 2010, the Company received a loan of $3,000. On June 6, 2012, Timm forgave the debt owed to him by the Company in the amount of $40,062.76 (including principal of $34,353.00 and interest of $5,709.76), plus any additional accrued but unpaid interest on the principal advanced to the Company.
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•	On October 12, 2009, the Company issued 28,000,000 shares of Common Stock to Timm in exchange for proceeds of $2,000. On October 12, 2009, the Company issued 700,000 shares of Common Stock to Chris Pollmann, who was an officer and director of the Company until April 2011, in exchange for proceeds of $500. During the month of October, 2009, the Company issued 18,200,000 shares of Common Stock in exchange for proceeds of $13,000.

•	On July 5, 2012, Timm sold 28,000,000 shares of the Company’s Common Stock, representing sixty percent (60%) of the then issued and outstanding shares of Common Stock, to Ferris. Timm owned no shares of Common Stock of the Company after the sale to Ferris. At the time of the sale of such shares, Timm was the sole director and officer of the Company. Timm subsequently resigned as an officer of the Company, effective July 6, 2012. Also effective July 6, 2012, Timm, as the sole director acting by written consent without a special meeting, appointed Ferris to serve as President, Treasurer and Secretary of the Company.

•	Ferris loaned the Company $47,749 in the form of an unsecured promissory note payable bearing interest at 10% and due upon demand. As of May 30, 2014, there was $8,101 of accrued but unpaid interest outstanding under the loan. Pursuant to the Purchase Agreement, Ferris agreed to cancel and forgive all indebtedness owed by the Company to Ferris, effective as of June 26, 2014.

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FORM 10 DISCLOSURE

Item 5.01(a)(8) of Form 8-K states that if the registrant is a shell company, as our company currently is, prior to a change in control required to be disclosed under Item 5.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10.

Item 1. Business

See the information contained in Part I, Item 1 and Item 1A of the Annual Report, which is incorporated herein by this reference.

Tidewater Amendment

On May 6, 2014, Virtus entered into the First Amendment to Letter Agreement (the “Tidewater Amendment”) with Tidewater Oil & Gas Company LLC (“Tidewater”), which amends the letter agreement dated November 14, 2013 between the Company and Tidewater (the “Tidewater Agreement”). Pursuant to the Tidewater Agreement, the Company agreed to purchase an 87.5% working interest in oil and gas leases covering approximately 36,787 acres in Iron County, Utah. A copy of the Tidewater Agreement was attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 31, 2014.

Pursuant to the Tidewater Agreement, the Company was required to drill an initial 12,000 foot vertical test well in the Jurassic-Navajo, Permian-Kaibab formation on the leases no later than February 3, 2015. The Tidewater Amendment modifies the Tidewater Agreement by postponing the deadline to drill the initial test well to September 1, 2015. This was done in an effort to give the Company more time to drill and acquire additional seismic data to delineate additional structural elements. Except for the postponement of the drilling deadline described above, the Tidewater Agreement will remain unchanged and in full force and effect.

A copy of the Tidewater Amendment is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 12, 2014, and is incorporated herein by this reference.

TJBB Agreement

On May 6, 2014, the Company entered into a letter agreement (the “TJBB Agreement”) with Tom Johnson and Bill Berryman (“TJBB”), pursuant to which the Company agreed to purchase an 87.5% working interest in oil and gas leases covering approximately 18,690.50 acres in Iron County, Utah. The subject acreage is located in an area known as the Parowan Prospect, along the same structure where the leases covered by the Tidewater Agreement are located. TJBB have agreed to deliver the leases to the Company with an 80% net revenue interest. TJBB will retain a 12.5% working interest in the leases, although the Company has agreed to pay 100% of the cost of drilling and completing a 12,000 foot vertical test well in the Jurassic-Navajo, Permian-Kaibab formation by September 1, 2015. The Company’s requirement to drill the initial test well is contained in both the Tidewater Agreement and the TJBB Agreement, and by drilling one well in the noted formation, the Company will have satisfied its initial test well drilling obligation under each agreement.

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Pursuant to the TJBB Agreement, the purchase price for the leases is $168,215 and is payable by the Company as follows: $43,000 on or before May 16, 2014, $50,215 on or before July 10, 2014 (as extended by TJBB from June 30, 2014) from and $75,000 on or before September 28, 2014. The leases will not be transferred to the Company until the purchase price has been paid in full. After the final payments have been made under both the TJBB Agreement and the Tidewater Agreement, the Company will have an 87.5% working interest in oil and gas leases covering a total of 55,477.50 acres in Iron County, Utah. The Company has also agreed to assume its proportionate share of all rental payments due on the leases. If the Company fails to pay timely any rental payment, it will lose its interest in the underlying lease. Additionally, if the Company fails to drill and complete the initial test well in the Jurassic-Navajo, Permian-Kaibab formation by September 1, 2015, the Company will forfeit its interest in the leases covered by both the TJBB Agreement and the Tidewater Agreement.

A copy of the TJBB Agreement is attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on May 12, 2014, and is incorporated herein by this reference.

Item 2. Financial Information

See the information contained in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” of the Annual Report and in Part I, Item 2, of the Company’s Quarterly Report on Form 10-Q filed on April 17, 2014, which is incorporated herein by this reference.

Item 3. Properties

See the information contained in Part I, Item 3 of the Annual Report, which is incorporated herein by this reference.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

See the information contained in Item 5.01 and Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 5. Directors and Executive Officers.

See the information contained in Item 5.01 and Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 6. Executive Compensation

See the information contained in Part III, Item 11, “Executive Compensation” of the Annual Report and in Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 7. Certain Relationships and Related Transactions, and Director Independence

See the information in Item 5.01 of this Form 8-K and in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” of the Annual Report, which is incorporated herein by this reference.

Item 8. Legal Proceedings

There is no pending or threatened litigation against the Company.

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Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Common Stock

Since October 18, 2011, shares of our Common Stock have been quoted on the OTC QB under the symbol “VOIL.” The following table summarizes the high and low historical closing prices reported by the OTC QB Historical Data Service for the periods indicated. OTC QB quotations reflect inter-dealer prices, without retail mark-up, mark down or commissions, so those quotes may not represent actual transactions.

	High	Low
2011
Fourth Quarter 2011	$0.25	$0.25

2012
First Quarter 2012	$0.25	$0.25
Second Quarter 2012	$0.25	$0.25
Third Quarter 2012	$0.25	$0.25
Fourth Quarter 2013	$0.25	$0.25

2013
First Quarter 2013	$0.25	$0.25
Second Quarter 2013	$0.25	$0.25
Third Quarter 2013	$0.80	$0.25
Fourth Quarter 2013	$0.80	$0.80

2014
First Quarter 2014	$0.80	$0.80
Second Quarter 2014	$0.85	$0.55
Third Quarter 2014 (Through June 26, 2014)	$1.17	$0.70

Effective August 30, 2013, the shareholders of the Company approved (i) a forward stock split (the “Stock Split”) of the issued and outstanding shares of the common stock, $0.001 par value (“Common Stock”), in which each outstanding share of Common Stock would be exchanged for fourteen (14) new shares of Common Stock, and (ii) the change of the Company’s name to “Virtus Oil and Gas Corp.,” as reflected in the Amended and Restated Articles of Incorporation filed with the Secretary of State of Nevada on July 25, 2013 (as amended, the “Restated Articles”). The Restated Articles also increased the number of authorized shares of the Company’s Common Stock from 75,000,000 to 150,000,000.

As of June 26, 2014, there were approximately 28 record holders of our Common Stock, according to the books of our transfer agent. A number of shares are held in street name, so the Company believes that the number of beneficial owners is significantly higher. As of June 26, 2014, there were 48,800,000 shares of Common Stock outstanding.

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Dividends

There are no restrictions in our articles of incorporation or bylaws that restrict us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	we would not be able to pay our debts as they become due in the usual course of business; or
2.	our total assets would be less than the sum of our total liabilities, plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends. We do not plan to declare any dividends in the foreseeable future.

Equity Compensation Plans

We have no equity compensation program, including no stock option plan, and none are planned for the foreseeable future.

Warrants and Options

None.

Item 10. Recent Sales of Unregistered Securities

On July 19, 2013, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 150,000 shares of Common Stock to the investor for an aggregate purchase price of $50,000, or $0.3333 per share. The proceeds were received on July 19, 2013, but the shares have not yet been issued as of the date of this report and recorded as a stock payable.

On August 20, 2013, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 150,000 shares of Common Stock to the investor for an aggregate purchase price of $50,000, or $0.3333 per share. The proceeds were received on August 20, 2013, but the shares have not yet been issued as of the date of this report and recorded as a stock payable.

On October 7, 2013, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 300,000 shares of Common Stock to the investor for an aggregate purchase price of $100,000, or $0.3333 per share.

On December 10, 2013, the Company entered into a a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 250,000 shares of Common Stock to the investor for an aggregate purchase price of $100,000, or $0.40 per share.

On January 9, 2014, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 250,000 shares of Common Stock to the investor for an aggregate purchase price of $100,000, or $0.40 per share.

On February 6, 2014, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 250,000 shares of Common Stock to the investor for an aggregate purchase price of $100,000, or $0.40 per share.

On February 27, 2014, On February 6, 2014, the Company entered into a Securities Purchase Agreement with Fieldstone Industries, Inc., pursuant to which the Company agreed to issue 250,000 shares of Common Stock to the investor for an aggregate purchase price of $100,000, or $0.40 per share.

All of the transactions listed above were issued in reliance of Reg S.

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Item 11. Description of Registrant’s Securities to be Registered

See the information contained in the Company’s Form 8-A filed with the Commission on October 17, 2011, which is hereby incorporated by this reference.

Item 12. Indemnification of Directors and Officers

We may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Regarding indemnification for liabilities arising under the Securities Act, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the SEC, indemnification is against public policy, as expressed in the Securities Act and is, therefore, unenforceable.

Item 13. Financial Statements and Supplementary Data

See the information in Part II, Item 8 of the Annual Report and Part I, Item 1, of the Company’s Quarterly Report on Form 10-Q filed on April 17, 2014, which is incorporated herein by this reference.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial disclosure.

Item 15. Financial Statements and Exhibits

None.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS OIL & GAS CORP.

Date: June 30, 2014	By: /s/ Rupert Ireland
Rupert Ireland, President

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